© 2025 Texas Capital Bank Member FDIC July 17, 2025 Q2-2025 Earnings

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of and pursuant to the Private Securities Litigation Reform Act of 1995 regarding, among other things, TCBI’s financial condition, results of operations, business plans and future performance. These statements are not historical in nature and may often be identified by the use of words such as “believes,” “projects,” “expects,” “may,” “estimates,” “should,” “plans,” “targets,” “intends” “could,” “would,” “anticipates,” “potential,” “confident,” “optimistic” or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy, objectives, estimates, trends, guidance, expectations and future plans. Because forward-looking statements relate to future results and occurrences, they are subject to inherent and various uncertainties, risks, and changes in circumstances that are difficult to predict, may change over time, are based on management’s expectations and assumptions at the time the statements are made and are not guarantees of future results. Numerous risks and other factors, many of which are beyond management’s control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. While there can be no assurance that any list of risks is complete, important risks and other factors that could cause actual results to differ materially from those contemplated by forward- looking statements include, but are not limited to: economic or business conditions in Texas, the United States or globally that impact TCBI or its customers; negative credit quality developments arising from the foregoing or other factors, including recent trade policies and their impact on our customers; TCBI’s ability to effectively manage its liquidity and maintain adequate regulatory capital to support its businesses; TCBI’s ability to pursue and execute upon growth plans, whether as a function of capital, liquidity or other limitations; TCBI’s ability to successfully execute its business strategy, including its strategic plan and developing and executing new lines of business and new products and services and potential strategic acquisitions; the extensive regulations to which TCBI is subject and its ability to comply with applicable governmental regulations, including legislative and regulatory changes; TCBI’s ability to effectively manage information technology systems, including third party vendors, cyber or data privacy incidents or other failures, disruptions or security breaches; TCBI’s ability to use technology to provide products and services to its customers; risks related to the development and use of artificial intelligence; changes in interest rates, including the impact of interest rates on TCBI’s securities portfolio and funding costs, as well as related balance sheet implications stemming from the fair value of our assets and liabilities; the effectiveness of TCBI’s risk management processes strategies and monitoring; fluctuations in commercial and residential real estate values, especially as they relate to the value of collateral supporting TCBI’s loans; the failure to identify, attract and retain key personnel and other employees; adverse developments in the banking industry and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments, including in the context of regulatory examinations and related findings and actions; negative press and social media attention with respect to the banking industry or TCBI, in particular; claims, litigation or regulatory investigations and actions that TCBI may become subject to; severe weather, natural disasters, climate change, acts of war, terrorism, global or other geopolitical conflicts, or other external events, as well as related legislative and regulatory initiatives; and the risks and factors more fully described in TCBI’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents and filings with the SEC. The information contained in this communication speaks only as of its date. Except to the extent required by applicable law or regulation, we disclaim any obligation to update such factors or to publicly announce the results of any revisions to any of the forward- looking statements included herein to reflect future events or developments.

3 Foundational Tenants of Value Creation in Place Financial Priorities Described 9/1/2021 Building Tangible Book Value // Reinvesting organically generated capital to improve client relevance and create a more valuable franchise Investment // Re-aligning the expense base to directly support the business and investing aggressively to take advantage of market opportunities that we are uniquely positioned to serve Revenue Growth // Growing top- line revenue as a result of expanded banking capabilities for best-in-class clients in our Texas and national markets Flagship Results Proactive, disciplined engagement with the best clients in our markets to provide the talent, products, and offerings they need through their entire life-cycles Structurally higher, more sustainable earnings driving greater performance and lower annual variability Consistent communication, enhanced accountability, and a bias for action ensure execution and delivery Commitment to financial resilience allowing us to serve clients, access markets, and support communities through all cycles Higher quality earnings and a lower cost of capital drive a significant expansion in incremental shareholder returns

2021 Strategic Performance Drivers

Income Statement	Where We Started FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	YTD 2025	Targets Estab. in '21
Investment Banking and Trading Income (% of Total Revenue)	2.2%	2.7%	2.9%	8.0%	13.6%	**9.3%**	~10%
Treasury Product Fees[1] (% of Total Revenue)	1.4%	2.5%	2.4%	2.8%	3.8%	**3.8%**	~5%
Non-Interest Income (% of Total Revenue)	19.3%	15.2%	28.5%	15.0%	3.3%	**16.8%**	15%–20%
Adj. Non-Interest Income[2] (% of Adj. Total Revenue[2])	11.2%	13.4%	10.3%	15.0%	18.9%	**17.0%**	15%–20%
Balance Sheet							
Average Cash & Securities (% of Total Average Assets)	29%	38%	30%	30%	28%	**26%**	>20%
Average Indexed Deposits (% of Total Deposits)	36%	27%	16%	7%	7%	**6%**	<15%

Performance Metrics	Where We Started FY 2020	FY 2024	Q1 2025	Q2 2025	YTD 2025	Targets Estab. in '21
Return on Average Assets	0.18%	0.25%	0.61%	**0.99%**	**0.80%**	>1.10%
Return on Average Tangible Common Equity[3]	2.1%	2.0%	5.6%	**9.2%**	**7.4%**	>12.5%
Adj. Return on Average Assets[4]	0.33%	0.74%	0.61%	**1.02%**	**0.82%**	>1.10%
Adj. Return on Average Tangible Common Equity[3]	4.2%	7.1%	5.6%	**9.5%**	**7.6%**	>12.5%
CET1	9.4%	11.4%	11.6%	**11.4%**	**11.4%**	>10%

Treasury Solutions

- Treasury product fees increased at fastest pace since '21, to $11.6mm, the 4th consecutive record quarter
- Interest bearing deposits excl. brokered deposits grew $358mm during the quarter

Private Wealth

- Assets under management increased 8% QoQ from accelerated client adoption of improved platform
- Clients increasingly benefitting from broad range of investment, cash management, and credit solutions

Investment Banking

- Q2 results driven by improved capital markets and sales and trading fees; additional Equities capabilities onboarding
- Depth, quality, and size of pipelines consistent with expectations to drive significant fee growth in 2H25

Financial Performance	Q2 '24	Q3 '24	Q4 '24	Q1 '25	Q2 '25	YoY Growth
Assets Under Management[5] ($bn)	$4.0	$4.1	$4.0	$3.8	$4.1	3%
Treasury Product Fees[1] ($mm)	$8.5	$9.1	$9.5	$10.6	$11.6	37%
Wealth Management & Trust Fee Income ($mm)	$3.7	$4.0	$4.0	$4.0	$3.7	1%
Investment Banking & Trading Income ($mm)	$30.7	$40.5	$32.2	$22.4	$32.0	4%
Income from Areas of Focus ($mm)	**$42.9**	**$53.7**	**$45.7**	**$37.0**	**$47.3**	**10%**

Texas Capital Bancshares, Inc.

4

Financial Performance // Income Statement

Financial Highlights ($mm)		Adjusted (Non-GAAP[4])		Adjusted (Non-GAAP[4])		Adjusted (Non-GAAP[4])			Adjusted (Non-GAAP[4])
	2024	2024	YTD 2025	YTD 2025	Q2 2024	Q2 2024	Q1 2025	Q2 2025	Q2 2025
Net Interest Income	901.3	901.3	$489.4	$489.4	$216.6	$216.6	236.0	$253.4	$253.4
Non-Interest Revenue	31.0	210.6	98.5	100.4	50.4	50.4	44.4	54.1	56.0
Total Revenue	932.3	1,111.9	587.9	589.8	267.0	267.0	280.5	307.5	309.4
Non-Interest Expense	758.3	742.5	393.3	391.9	188.4	187.9	203.0	190.3	188.9
PPNR[6]	174.1	369.4	194.6	197.9	78.6	79.1	77.5	117.2	120.5
Provision for Credit Losses	67.0	67.0	32.0	32.0	20.0	20.0	17.0	15.0	15.0
Income Tax Expense	29.6	76.8	38.3	39.0	16.9	17.0	13.4	24.9	25.6
Net Income	77.5	225.6	124.4	126.9	41.7	42.0	47.0	77.3	79.8
Preferred Stock Dividends	17.3	17.3	8.6	8.6	4.3	4.3	4.3	4.3	4.3
Net Income to Common	60.3	208.3	115.8	118.3	37.4	37.7	42.7	73.0	75.5

Performance Metrics									
Return on Average Assets	0.25%	0.74%	0.80%	0.82%	0.56%	0.57%	0.61%	0.99%	1.02%
PPNR[6] / Average Assets	0.57%	1.21%	1.26%	1.28%	1.06%	1.07%	1.01%	1.50%	1.54%
Efficiency Ratio[7]	81.3%	66.8%	66.9%	66.4%	70.6%	70.4%	72.4%	61.9%	61.1%
Return on Average Common Equity	2.0%	7.0%	7.4%	7.6%	5.3%	5.3%	5.6%	9.2%	9.5%
Earnings Per Share	$1.28	$4.43	$2.49	$2.55	$0.80	$0.80	$0.92	$1.58	$1.63

Non-GAAP[4] Adjustments ($mm)	2024	YTD 2025
Non-Interest Income	31.0	98.5
Loss on AFS Securities Sale	179.6	1.9
Non-Interest Income, Adj.	210.6	100.4
Non-Interest Expense	758.3	393.3
FDIC Special Assessment	(2.8)	0.0
Restructuring Expenses	(7.9)	(1.4)
Legal Settlement	(5.0)	0.0
Non-Interest Expense, Adj.	742.5	391.9

Non-GAAP[4] Adjustments ($mm)	Q2 2024	Q2 2025
Non-Interest Income	50.4	54.1
Loss on AFS Securities Sale	0.0	1.9
Non-Interest Income, Adj.	50.4	56.0
Non-Interest Expense	188.4	190.3
FDIC Special Assessment	(0.5)	0.0
Restructuring Expenses	0.0	(1.4)
Legal Settlement	0.0	0.0
Non-Interest Expense, Adj.	187.9	188.9

Texas Capital Bancshares, Inc.

5

Financial Performance // Quarterly Balance Sheet Highlights

Balance Sheet Highlights ($mm) Ending Balances	Q2 2024	Q1 2025	Q2 2025	QoQ	YoY
Assets					
Cash and Equivalents	2,913	3,802	2,690	(29%)	(8%)
Total Securities	4,389	4,531	4,609	2%	5%
Commercial Loans	10,534	11,404	11,931	5%	13%
CRE Loans	5,689	5,824	5,665	(3%)	(0%)
Consumer Loans	558	521	541	4%	(3%)
Mortgage Finance Loans	5,078	4,726	5,890	25%	16%
Gross LHI	21,859	22,475	24,026	7%	10%
Allowance for Credit Losses on Loans	(267)	(278)	(278)	(0%)	4%
Total Assets	**29,855**	**31,376**	**31,944**	**2%**	**7%**

	Q2 2024	Q1 2025	Q2 2025	QoQ	YoY
Liabilities					
Non-Interest Bearing Deposits	7,988	7,875	7,718	(2%)	(3%)
Interest Bearing Deposits	15,831	18,178	18,346	1%	16%
Total Deposits	23,818	26,053	26,064	0%	9%
FHLB Borrowings	1,675	750	1,250	67%	(25%)
Total Liabilities	**26,679**	**27,946**	**28,433**	**2%**	**7%**
Equity					
Common Equity, Excl. AOCI	3,243	3,266	3,323	2%	2%
AOCI	(368)	(136)	(113)	(17%)	(69%)
Total Shareholder's Equity	**3,176**	**3,430**	**3,510**	**2%**	**11%**
Common Shares Outstanding	**46,188,078**	**46,024,933**	**45,746,836**	**(1%)**	**(1%)**

Performance Metrics			
Cash & Securities % of Assets	24%	27%	23%
Commercial Loans % of Gross LHI	48%	51%	50%
Total Allowance for Credit Losses ($mm)	(313)	(332)	(334)
Total ACL / Total LHI	1.44%	1.48%	1.40%

Total LHI % of Deposits	91%	86%	92%
Non-Interest Bearing % of Deposits	34%	30%	30%
Book Value Per Share	$62.26	$68.00	$70.17
Tangible Book Value Per Share[8]	$62.23	$67.97	$70.14

Texas Capital Bancshares, Inc.

6

7 $4.7 $3.9 $3.5 $4.4 $5.2 $5.4 $4.0 $5.3 $4.4 $4.0 $4.2 $5.1 $5.5 $5.2 $4.7 $5.9 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $5.7 $5.3 $5.6 $5.8 $5.7 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $10.5 $11.0 $11.1 $11.4 $11.9 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025  Total LHI excl. mortgage finance increased $1.3bn or 8% YoY  Ending period commercial loans increased $526mm or 5% QoQ  Growth driven by sustained new client acquisition across the platform  Average commercial loans increased $399mm or 4% QoQ  Period end growth in commercial loans of $1.4bn or 13% YoY  Commercial real estate loans declined $159mm or 3% QoQ due to increased payoffs during the quarter  Multifamily comprises $2.3bn or 41% of CRE loans  Average mortgage finance loans increased 34% QoQ to $5.3bn as expected in the seasonally strong Q2 Loan Portfolio Composition Mortgage Finance Loans ($bn) Commercial Loans ($bn) Commercial Real Estate Loans ($bn) Average Period End

Deposit and Funding Composition

Average Deposit Trends ($bn)



Q2 2025 EOP
$24.3
$0.6
$15.1
$5.2
$3.4
Q2 2024
$25.7
$0.5
$15.8
$6.0
$3.5
Q3 2024
$26.7
$0.5
$16.9
$5.8
$3.5
Q4 2024
$25.7
$0.5
$17.4
$4.5
$3.4
Q1 2025
$26.5
$0.3
$18.0
$4.8
$3.4
Q2 2025
$26.1
$0.2
$18.1
$4.2
$3.5
Q2 2025
Non-Interest Bearing, Excl. MF[9]
MF[9] Non-Interest Bearing
Interest Bearing
Interest Bearing Brokered

Period End Deposit Flows ($mm)

				QoQ Change	
	Q2 '24	Q1 '25	Q2 '25	$	%
Non-Interest Bearing, Excl. MF[9]	3,323	3,716	3,534	(182)	(5%)
MF[9] Non-Interest Bearing	4,665	4,159	4,184	25	1%
Total Non-Interest Bearing	**7,988**	**7,875**	**7,718**	**(157)**	**(2%)**
Interest Bearing	15,307	17,782	18,140	358	2%
Brokered Deposits	524	396	206	(190)	(48%)
Total Interest Bearing	**15,831**	**18,178**	**18,346**	**168**	**1%**
Total Deposits	**$23,818**	**$26,053**	**$26,064**	**$11**	**0%**

Funding Costs



4.64%
4.64%
4.32%
3.97%
3.83%
2.99%
2.94%
2.81%
2.76%
2.65%
2.83%
2.76%
2.61%
2.54%
2.41%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Avg Cost of Int. Bearing Deposits
Avg Cost of Total Deposits
Total Cost of Funds

- Total deposit balances were flat QoQ
  - Total deposits excl. MF[9] non-interest bearing deposits and brokered interest bearing deposits increased $3.0bn or 16% YoY
- Non-interest bearing, excl. MF[9] deposits increased $211mm or 6% YoY to $3.5bn
- Average MF[9] non-interest bearing deposits declined $384mm YoY to $4.8bn, representing 91% of average mortgage finances loans in Q2 2025 compared to 120% in Q2 of last year
  - The majority of MF[9] non-interest bearing deposits are compensated through relationship pricing which results in application of an interest credit to either the client's mortgage finance or commercial loan yield
- Average cost of interest bearing deposits declined 14bps to 3.83%
  - Cumulative beta of 81% since the beginning of the current easing cycle

Texas Capital Bancshares, Inc.

8

9 (12.2%) (12.0%) (6.1%) (5.9%) 3.8% 3.8% 7.4% 7.4% (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Q1 2025 Q2 2025 -200bps Shock -100bps Shock +100bps Shock +200bps Shock Net Interest Income Sensitivity Standard Model Assumptions10 100bp & 200bp Parallel Shocks  Loan Balances: Static  Deposit Balances: Static  Loan Spreads: Current Levels  Up Scenario Int. Bearing Deposit Beta: ~80%  Down Scenario Int. Bearing Deposit Beta: ~70%  Investment Portfolio: Ratio held constant Hedging Profile Net Interest Income Sensitivity – Static Balance Sheet ($mm) $1,123mm$989mmBase NII11 Earning Assets Profile (Average) Q2 2025Q1 2025 YieldBalance ($mm)YieldBalance ($mm) 4.40% $2,661 4.44% $4,256 Interest Bearing Cash and Equivalents 3.93% 4,573 4.10% 4,464 Securities ----2.97% 0 Loans Held for Sale 6.81% 18,019 6.85% 17,527 LHI Excl. Mortgage Finance LHI 4.42% 5,328 3.93% 3,972 Mortgage Finance LHI --(278)--(273)ACL on Loans 5.80% $30,302 5.76% $29,946 Earning Assets  94% of LHI excl. mortgage finance LHI are variable rate  $1.1bn of loans, or 6%, are fixed with 12% maturing or repricing in the next 12 months  Sold $282.3mm of available for sale securities with a book yield of 3.1% in the quarter for a pre-tax loss of $1.9mm  Reinvested proceeds into available for sale securities with a yield of 5.4%  Loan hedges reduced interest income by $8.4mm in Q2 compared to $8.7mm in Q1 Impacts of Mortgage Finance  Mortgage finance LHI represents 23% of the average total LHI portfolio with the majority tied to 1-month SOFR which was flat in Q2  Given the current outlook and observed seasonality, the average mortgage finance self funding ratio is expected to stay near 90% in Q3  Firm’s overall net interest income sensitivity (per the chart above) is inclusive of mortgage finance NII impact on a flat balance sheet and does not account for changes in warehouse volumes in either a lower or higher rate environment $73 $38 ($60) ($121) $83 $42 ($66) ($135) Receive Rate Average Notional Balance ($bn) 3.43%2.4Q2 2025 3.18%1.5Q3 2025 3.58%0.8Q4 2025 3.64%0.6Q1 2026 3.83%0.4Q2 2026 3.83%0.4Q3 2026 3.83%0.4Q4 2026

Q2-2025 Earnings Overview

Net Interest Income ($mm)



$236.0
$7.8
$2.2
$14.8
$5.4
$0.0
($17.9)
($4.3)
$4.4
$4.9
$253.4
Q1 2025
Loans Excl MF Volume9
Loans Excl MF Yield9
MF Loan Volume9
MF Yield9
Loan Fees
Investment Securities & Cash
Interest Bearing Deposits Volume
Interest Bearing Deposit Cost
Borrowings
Q2 2025

Net Interest Margin ($mm)



3.01%
3.16%
2.93%
3.19%
3.35%
$216.6
$240.1
$229.6
$236.0
$253.4
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Net Interest Income
Net Interest Margin

Non-Interest Income ($mm)

% of Total Revenue, Adj.[4]



19%
21%
19%
16%
18%
$56.0
$50.4
$64.8
$54.1
$44.4
$54.1
($114.8)
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Non-Interest Income
Non-Interest Income, Adj.4

Non-Interest Expense ($mm)



$188.4
$0.5
0%
$195.3
$5.3
3%
$172.2
$203.0
$190.3
$1.4
1%
$69.1
37%
$71.3
37%
$74.3
43%
$71.4
35%
$70.1
37%
$118.8
63%
$118.7
60%
$97.9
57%
$131.6
65%
$118.8
62%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Salaries & Benefits
Other NIE
Non-Recurring Items4

- Net interest income increased $17.4mm QoQ supported by continued LHI growth and further reduction in funding costs
  - Net interest margin expanded by 16bps QoQ, and 34 bps YoY
- Quarterly adjusted non-interest expense[4] increased $0.9mm YoY to $188.9mm, reflecting continued repositioning of the expense base in support of defined growth objectives

Texas Capital Bancshares, Inc.

10

Asset Quality Trends

Allowance for Credit Loss Reserve Ratios



1.84%
1.85%
1.79%
1.44%
1.48%
1.40%
3.7x
3.6x
2.9x
Q2 2024
Q1 2025
Q2 2025
Total ACL / Non-accrual Loans HFI
Total ACL / LHI
Total ACL, Excl. MF9 / LHI Excl. MF9
Q2 2024
Q1 2025
Q2 2025

Asset Quality Ratios



Criticized / LHI
NPAs / Total Assets
NCOs / Avg. LHI
3.95%
4.03%
3.18%
3.41%
2.66%
0.28%
0.28%
0.36%
0.30%
0.36%
0.23%
0.11%
0.22%
0.18%
0.22%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025

	Q2 2024	Q3 2024	Q4 2024	Q1 2025	Q2 2025
Net Charge-Offs ($mm)	$12.0	$6.1	$12.1	$9.8	$13.0

Special Mention Composition ($mm)



$593.3
$579.8
$435.6
$484.2
$339.9
48%
52%
25%
75%
30%
70%
1%
28%
71%
2%
34%
64%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Commercial
Mortgage Finance
Real Estate
Consumer

Substandard Composition ($mm)



$266.4
$317.9
$278.3
$278.7
$297.5
1%
19%
80%
1%
26%
73%
1%
20%
79%
20%
80%
8%
92%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Commercial
Mortgage Finance
Real Estate
Consumer

- Total ACL increased $2.0mm QoQ to $334.3mm, an all-time high for the firm
- Total ACL, excl. MF[9] declined $3.2mm to $323.6mm
  - Total ACL, excl. MF[9] to LHI, excl. MF[9] in the top decile among Peers[12] Total ACL to LHI ratio
- $13.0mm of net charge-offs, 0.22% of average LHI, primarily related to previously identified problem credits
- Provision expense as a percentage of average LHI of 26bps
  - Provision expense as a percentage of average LHI excl. MF of 33bps
- Criticized LHI declined $222.2mm or 26% YoY, with the percentage of total LHI declining 129bps to 2.66%
  - Special mention LHI declined $144.3mm or 30% linked quarter
  - Non-Accrual loans HFI increased $20.0mm QoQ
    - Total ACL remains strong at 2.9x non-accrual loans HFI

Texas Capital Bancshares, Inc.

11

Capital Position and Trends

Regulatory Capital Levels


2025 YE Target
15.65%
2.56%
1.47%
11.62%
15.17%
2.54%
1.44%
11.19%
15.37%
2.55%
1.44%
11.38%
15.61%
2.51%
1.46%
11.63%
15.30%
2.44%
1.41%
11.45%
>11.00%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
2025 Target
CET1
Tier 1 Capital
Tier 2 Capital

Tangible Common Equity / Tangible Assets[13]


9.63%
9.63%
9.65%
9.66%
9.98%
9.98%
9.97%
9.98%
10.04%
10.05%
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Tangible Common Equity / Tangible Assets13
Common Equity / Total Assets

Peer[12] Tangible Common Equity / Tangible Assets[13]				
7.59%	8.01%	8.10%	8.25%	

Tangible Book Value per Share[8]


$62.23
$62.26
$66.06
$66.09
$66.32
$66.36
$67.97
$68.00
$70.14
$70.17
Q2 2024
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Tangible Book Value per Share8
Book Value per Share

Period End AOCI ($mm)				
($368)	($128)	($183)	($136)	($113)

AOCI per Share				
($7.96)	($2.77)	($3.96)	($2.96)	($2.47)

- Regulatory capital ratios remain strong
  - **Total capital ratio of 15.30%, in the top quartile of the peer group[12], and CET1 ratio of 11.45%**
- Tangible common equity / tangible assets[13] ended the quarter at 10.04%, an important characteristic of our financially resilient business model and a key metric as we manage the balance sheet through-cycle
  - **Tangible common equity / tangible assets[13] in top quintile of peer group[12]**
- Tangible book value per share[8] increased by $2.17 or 3% QoQ as a result of income generated, share repurchase activity and AOCI accretion
  - **TBVPS[8] of $70.14 is an all-time high for the Firm**
- Repurchased 318 thousand shares in Q2, 0.7% of year end 2024 shares outstanding, for a total of $21mm at a weighted average price of approximately 96% of prior month tangible book value per share
  - $148mm remaining on the 2025 authorization at the end of Q2

Texas Capital Bancshares, Inc.

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Full Year 2025 Guidance

	FY 2024 Adjusted (Non-GAAP[4])	Full Year 2025 Guidance
Total Revenue, Adjusted[4]	$1,111.9mm	Low double-digit % growth
Non-Interest Expense, Adjusted[4]	$742.5mm	Mid to high single-digit % growth
Provisions / Avg LHI, Excl. Mortgage Finance LHI	40bps	30bps - 35bps
CET1 Ratio	11.38%	>11%

Guidance Commentary

- Forward curve[14] assumes 25bps cut in September with an exit rate of 4.25% at year end 2025
  - Assumes a 25bps cut in January 2026
- Total Revenue, Adjusted[4] guidance remains unchanged
- Non-Interest Expense, Adjusted[4] guidance decreased from high single-digit percent annual growth
- Provisions / Average LHI, Excl. Mortgage Finance LHI guidance remains unchanged
- CET1 Ratio target guidance remains unchanged
- Tax rate expected to be ~25% for the full year in 2025
- Achievement of a quarterly 1.10% ROAA in the second half of 2025

Texas Capital Bancshares, Inc.

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Appendix // Footnotes

1. Includes service charges on deposit accounts, as well as fees related to our commercial card program, merchant transactions, and FX transactions, all of which are included in other non-interest income and totaled $2.8mm for FY 2020, $4.0mm for FY 2021, $6.1mm for FY 2022, $9.4mm for FY 2023, $10.2mm for FY 2024, and $6.1mm for YTD 2025 and $2.5mm, $2.8mm, $2.5mm, $2.8mm, and $3.4 for Q2 2024, Q3 2024, Q4 2024, Q1 2025, and Q2 2025 respectively
2. Non-GAAP Reconciliation // Adjusted Non-Interest Income and Total Revenue

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 ($mm)		YTD 2025 ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[2]	As Reported	Adjusted	As Reported	Adjusted[3]	As Reported	Adjusted[3]
Net Interest Income	$851.3	$821.1	$768.8	$767.6	$875.8	$875.8	$914.1	$914.1	$901.3	$901.3	$489.4	$489.4
Non-Interest Income	203.0	103.7	138.3	119.5	349.5	101.0	161.4	161.4	31.0	210.6	98.5	100.4
Total Revenue	$1,054.3	$924.8	$907.1	$887.1	$1,225.3	$976.8	$1,075.5	$1,075.5	$932.3	$1,111.9	$587.9	$589.8
Non-Interest Income % of Total Revenue	19.3%	11.2%	15.2%	13.4%	28.5%	10.3%	15.0%	15.0%	3.3%	18.9%	16.8%	17.0%

1) Adjusted to remove revenue contribution of exited Correspondent Lending Line of Business
2) Adjusted to remove non-recurring gain on sale of Insurance Premium Finance Loan Portfolio
3) Adjusted to remove non-recurring loss on sale of AFS securities

3. See slide: Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)
4. See slide: Non-GAAP Reconciliation // Adjusted Earnings & Ratios
5. Assets Under Management includes non-discretionary brokerage assets that the Firm earns wealth management and trust fee income on
6. "PPNR" used as an abbreviation for Pre-Provision Net Revenue which is the sum of net interest income and non-interest income, less non-interest expense
7. Non-interest expense divided by the sum of net interest income and non-interest income
8. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by shares outstanding at period end
9. "MF" used as abbreviation for Mortgage Finance
10. Model assumptions are only for Q2 2025; See prior TCBI Earnings Materials for prior model assumptions
11. Baseline scenarios hold constant balances, market rates, and assumptions as of period end reporting
12. Major exchange traded US peer banks with $20-100bn in total assets, excluding PR headquartered banks and merger targets; Source: S&P Capital IQ Pro; peer data as of Q1 2025
13. Stockholders' equity excluding preferred stock, less goodwill and intangibles, divided by total assets, less goodwill and intangibles
14. Forward curve as of June 4, 2025

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Non-GAAP Reconciliation // Return on Average Tangible Common Equity (ROATCE)

ROATCE is a non-GAAP financial measure. ROATCE represents the measure of net income available to common shareholders as a percentage of average tangible common equity. ROATCE is used by management in assessing financial performance and use of equity. A reconcilement of ROATCE to the most directly comparable U.S. GAAP measure, ROACE, for all periods is presented below.

	2020 ($mm)		2021 ($mm)		2022 ($mm)		2023 ($mm)		2024 ($mm)		2025 ($mm)	
	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]	As Reported	Adjusted[1]
Net Income to Common	$56.5	$112.6	$235.2	$244.5	$315.2	$159.5	$171.9	$187.1	$60.3	$208.3	$115.8	$118.3
Average Common Equity	$2,686.7	$2,686.7	$2,815.7	$2,815.7	$2,783.3	$2,783.3	$2,795.0	$2,795.0	$2,955.5	$2,955.5	$3,154.9	$3,154.9
Less: Average Goodwill & Intangibles	17.9	17.9	17.4	17.4	14.5	14.5	1.5	1.5	1.5	1.5	1.5	1.5
Average Tangible Common Equity	$2,668.8	$2,668.8	$2,798.3	$2,798.3	$2,768.8	$2,768.8	$2,793.5	$2,793.5	$2,954.0	$2,954.0	$3,153.4	$3,153.4
ROACE	2.1%	4.2%	8.4%	8.7%	11.3%	5.7%	6.2%	6.7%	2.0%	7.0%	7.4%	7.6%
ROATCE	2.1%	4.2%	8.4%	8.7%	11.4%	5.8%	6.2%	6.7%	2.0%	7.1%	7.4%	7.6%

(1) See slide Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Texas Capital Bancshares, Inc.

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Non-GAAP Reconciliation // Adjusted Earnings & Ratios

Adjusted line items are non-GAAP financial measures that management believes aids in the discussion of results. A reconcilement of these adjusted items to the most directly comparable U.S. GAAP measures for all periods is presented below. Periods not presented below did not have adjustments.

($mm, Except per Share)	Q2 2024	Q3 2024	Q2 2025	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	YTD 2025
Net Interest Income	$216.6	$240.1	$253.4	$851.3	$768.8	$875.8	$914.1	$901.3	$489.4
Non-Interest Revenue	50.4	(114.8)	54.1	203.0	138.3	349.5	161.4	31.0	$98.5
Adjustments for Non-Recurring Items:									
Gain on Sale of Insur. Prem. Finance	-	-	-	-	-	(248.5)	-	-	-
Loss on AFS Securities Sale	-	179.6	1.9	-	-	-	-	179.6	1.9
Non-Interest Revenue, Adjusted	50.4	64.8	56.0	203.0	138.3	101.0	161.4	210.6	100.4
Non-Interest Expense	188.4	195.3	190.3	704.4	599.0	727.5	756.9	758.3	$393.3
Adjustments:									
Transaction Costs	-	-	-	(17.8)	-	(29.6)	-	-	-
Restructuring Expense	-	(5.9)	(1.4)	(54.0)	(12.0)	(9.8)	-	(7.9)	(1.4)
Legal Settlement	-	-	-	-	-	-	-	(5.0)	-
Charitable Contribution	-	-	-	-	-	(8.0)	-	-	-
FDIC Special Assessment	(0.5)	0.7	-	-	-	-	(19.9)	(2.8)	-
Non-Interest Expense, Adjusted	187.9	190.1	188.9	632.6	587.0	680.1	737.1	742.5	391.9
PPNR[6]	78.6	(70.0)	117.2	349.9	308.1	497.8	318.6	174.1	194.6
PPNR[6], Adjusted	79.1	114.9	120.5	421.7	320.1	296.6	338.5	369.4	197.9
Provision for Credit Losses	20.0	10.0	15.0	258.0	(30.0)	66.0	72.0	67.0	$32.0
Income Tax Expenses	16.9	(18.7)	24.9	25.7	84.1	99.3	57.5	29.6	$38.3
Tax Impact of Adjustments Above	0.1	44.9	0.8	15.6	2.7	(45.4)	4.6	47.2	0.8
Income Tax Expenses, Adjusted	17.0	26.2	25.6	41.3	86.8	53.9	62.1	76.8	39.0
Net Income	41.7	(61.3)	77.3	66.3	253.9	332.5	189.1	77.5	124.4
Net Income, Adjusted	42.0	78.7	79.8	122.4	263.2	176.8	204.4	225.6	126.9
Preferred Stock Dividends	4.3	4.3	4.3	9.8	18.7	17.3	17.3	17.3	$8.6
Net Income to Common	37.4	(65.6)	73.0	56.5	235.2	315.2	171.9	60.3	115.8
Net Income to Common, Adjusted	37.7	74.3	75.5	112.6	244.5	159.5	187.1	208.3	118.3
Average Assets	$29,750.9	$31,215.2	$31,419.5	$37,516.2	$38,140.3	$32,049.8	$29,537.3	$30,613.2	$31,262.4
Return on Average Assets	0.56%	(0.78%)	0.99%	0.18%	0.67%	1.04%	0.64%	0.25%	0.80%
Return on Average Assets, Adjusted	0.57%	1.00%	1.02%	0.33%	0.69%	0.55%	0.69%	0.74%	0.82%
PPNR[6] / Average Assets	1.06%	(0.89%)	1.50%	0.93%	0.81%	1.55%	1.08%	0.57%	1.26%
PPNR[6], Adjusted / Average Assets	1.07%	1.46%	1.54%	1.12%	0.84%	0.93%	1.15%	1.21%	1.28%
Average Common Equity	$2,857.7	$2,945.2	$3,195.0	$2,686.7	$2,815.7	$2,783.3	$2,795.0	$2,955.5	$3,154.9
Return on Average Common Equity	5.26%	(8.87%)	9.17%	2.10%	8.35%	11.33%	6.15%	2.04%	7.40%
Return on Average Common Equity, Adjusted	5.31%	10.04%	9.48%	4.19%	8.68%	5.73%	6.70%	7.05%	7.56%
Diluted Common Shares	46,872,498	46,608,742	46,215,394	50,582,979	51,140,974	51,046,742	48,610,206	46,989,204	46,403,116
Earnings per Share	$0.80	($1.41)	$1.58	$1.12	$4.60	$6.18	$3.54	$1.28	$2.49
Earnings per Share, Adjusted	$0.80	$1.59	$1.63	$2.23	$4.78	$3.13	$3.85	$4.43	$2.55

Texas Capital Bancshares, Inc.

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